Exhibit 10.2

MASTER REAFFIRMATION OF AND AMENDMENT TO COLLATERAL DOCUMENTS

This MASTER REAFFIRMATION OF AND AMENDMENT TO COLLATERAL DOCUMENTS (this “Master Reaffirmation”) is made as of January 20, 2017, by and among WILLDAN GROUP, INC., a Delaware corporation (the “Borrower”), the other parties executing this Master Reaffirmation under the heading “Debtors” (the Borrower and such other parties are collectively referred to herein as the “Debtors” and each individually as a “Debtor”), and BMO HARRIS BANK N.A., a national banking association (the “Bank”), as the lender.  Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Amended and Restated Credit Agreement (as hereinafter defined).

W I T N E S S E T H:

WHEREAS, the parties hereto have previously entered into that certain Credit Agreement dated as of March 24, 2014 (as amended, supplemented or otherwise modified prior to the date hereof, the “Prior Credit Agreement”), pursuant to which, among other things, the Bank made certain loans and other financial accommodations to the Borrower, subject to the terms and conditions set forth therein;

WHEREAS, each of the Debtors has reviewed, consented to and executed various agreements, documents and instruments in connection with the Prior Credit Agreement, including but not limited to, the “Collateral Documents” (as defined in the Prior Credit Agreement) (collectively, the “Existing Collateral Documents”);

WHEREAS, the Borrower, the Guarantors and the Bank have agreed to amend and restate the Prior Credit Agreement pursuant to that certain Amended and Restated Credit Agreement dated as of January 20, 2017 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Amended and Restated Credit Agreement”), without constituting a novation;

WHEREAS, each Debtor shall derive both direct and indirect additional benefits from the loans and other financial accommodations (collectively, the “Loans”) made pursuant to or otherwise evidenced or governed by the Amended and Restated Credit Agreement;

WHEREAS, it is a condition precedent to the effectiveness of the Amended and Restated Credit Agreement that each Debtor enter into this Master Reaffirmation to acknowledge and agree that the Existing Collateral Documents, and the liens, security interests and guarantees granted and issued thereunder, secure and guaranty the Obligations, Hedging Liability, and Bank Product Obligations under the Amended and Restated Credit Agreement;

NOW, THEREFORE, in consideration of the premises set forth herein and to induce the Bank to make the Loans pursuant to the Amended and Restated Credit Agreement, and to enter into and perform obligations under the Amended and Restated Credit Agreement and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, each of the undersigned hereby agrees as follows:

SECTION 1.                                             AMENDMENTS TO THE EXISTING COLLATERAL DOCUMENTS.

1.01        All references in the Existing Collateral Documents to BMO Harris Bank N.A. as “Bank” (or words of similar import) shall be deemed to refer to BMO Harris Bank N.A. as Bank under the Amended and Restated Credit Agreement.  All references in the Existing Collateral Documents to the “Loan” or “Loans” shall be deemed to refer to and include, but not be limited to, all Loans under the Amended and Restated Credit Agreement.  All references in the Existing Collateral Documents to the “Obligations,” “Hedging Liability,” “Bank Product Obligations” or any other obligations, liabilities or indebtedness of any Loan Party owing from time to time to the “Bank” or the “Secured Party” (or words of similar import) shall refer to, and for all purposes shall be deemed and construed to refer to, without limitation, the Obligations, Hedging Liability, and Bank Product Obligations, respectively, under the Amended and Restated Credit Agreement.  Without limiting the generality of the foregoing, it is expressly understood and agreed that the Obligations shall include, and the Liens on the Collateral shall secure, payment of the Loans, including, but not limited to, the additional loans, all accrued and unpaid interest thereon and all other amounts due and payable in respect thereof.  All references in the Existing Collateral Documents to the “Credit Agreement” (or words of similar import) shall refer to, and for all purposes shall be deemed and construed to refer to, the Amended and Restated Credit Agreement.  All references in the Existing Collateral Documents to the “Collateral Documents” shall refer to, and for all purposes shall be deemed and construed to refer to, the Collateral Documents, including, but not limited to, any Collateral Documents delivered in connection with the Amended and Restated Credit Agreement.

1.02.       Schedules A through F of the Security Agreement are hereby amended by deleting such schedules in their entirety and substituting therefor the replacement schedules attached hereto as Exhibit A (such amended and substituted schedules, the “Amended Security Schedules”).

SECTION 2.                                             REAFFIRMATION.

Each Debtor, as debtors, grantors, pledgors, guarantors, mortgagors, assignors, as applicable, or in other similar capacities in which any such Debtor grants liens or security interests in its properties or otherwise act as accommodation parties or guarantors, as the case may be, in any case under the Existing Collateral Documents, hereby ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each such Existing Collateral Document to which it is a party and, to the extent such Debtor granted liens on or security interests in any of its properties pursuant to any such Existing Collateral Documents as security for the Obligations under or with respect to the Prior Credit Agreement or the Amended and Restated Credit Agreement, any Hedging Liability and any Bank Product Obligations, each hereby ratifies and reaffirms such grant of liens and security interests and confirms and agrees that such liens and security interests hereafter secure all of the Obligations, Hedging Liability, and Bank Product Obligations, including, without limitation, all additional Obligations, Hedging Liability, and Bank Product Obligations resulting from the Amended and Restated Credit Agreement, in each case as if each reference in such Existing Collateral Documents to the obligations secured thereby are construed to hereafter mean and refer to such Obligations under the Amended and Restated Credit Agreement, any Hedging Liability and any Bank Product

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Obligations.  Each Debtor hereby acknowledges receipt of a copy of the Amended and Restated Credit Agreement and hereby consents to the terms and conditions of the Amended and Restated Credit Agreement, subject to the limitations, if any, set forth therein, and each Debtor hereby acknowledges that each of the Existing Collateral Documents remains in full force and effect and is hereby ratified and confirmed.  The execution of this Master Reaffirmation shall not operate as (i) a novation of any of the “Obligations,” “Hedging Liability,” “Bank Product Obligations,” “Secured Obligations,” or any other obligations, liability or indebtedness under the Prior Credit Agreement or the Amended and Restated Credit Agreement or the Existing Collateral Documents or (ii) a waiver of any right, power or remedy of the Bank, nor constitute a waiver of any provision of any of the Existing Collateral Documents.

SECTION 3.                                             MISCELLANEOUS.

3.01.       This Master Reaffirmation shall be binding upon each Debtor and upon its respective successors and assigns and shall inure to the benefit of the Bank and its respective successors and assigns.  The successors and assigns of such entities shall include, without limitation, their respective receivers, trustees, or debtors-in-possession.

3.02.       The Debtors hereby agree from time to time, upon reasonable request, by the Bank, to execute and deliver or cause to be executed and delivered, all such documents, instruments and agreements and to take or cause to be taken such further or other action as the Bank may reasonably deem necessary or desirable in order to carry out the intent and purposes of this Master Reaffirmation and the Existing Collateral Documents.

3.03.       The section headings herein are for convenience of reference only, and shall not affect in any way the interpretation of any of the provisions hereof.  All references to the singular shall be deemed to include the plural and vice versa where the context so requires.

3.04.       THIS MASTER REAFFIRMATION SHALL BE DEEMED TO HAVE BEEN MADE IN THE STATE OF ILLINOIS AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS.

3.05.       Wherever possible, each provision of this Master Reaffirmation shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Master Reaffirmation shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Master Reaffirmation.

3.06.       This Master Reaffirmation represents the final agreement of the Debtors with respect to the matters contained herein and may not be contradicted by evidence of prior or contemporaneous agreements, or prior or subsequent oral agreements, among any of the Debtors, the Bank.

3.07.       This Master Reaffirmation may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page of this Master Reaffirmation by facsimile or in electronic (e.g., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Master Reaffirmation.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGES TO FOLLOW]

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IN WITNESS WHEREOF, this Master Reaffirmation has been duly executed by each of the undersigned as of the day and year first set forth above.

“DEBTORS”

WILLDAN GROUP, INC.

By	/s/ Thomas D. Brisbin
Name Thomas D. Brisbin
Title Chief Executive Officer

ELECTROTEC OF NY ELECTRICAL INC.

By	/s/ Thomas D. Brisbin
Name Thomas D. Brisbin
Title Chairman of the Board

PUBLIC AGENCY RESOURCES

By	/s/ Thomas D. Brisbin
Name Thomas D. Brisbin
Title Chairman of the Board

WILLDAN ENERGY SOLUTIONS

By	/s/ Thomas D. Brisbin
Name Thomas D. Brisbin
Title Chairman of the Board

WILLDAN ENGINEERING

By	/s/ Thomas D. Brisbin
Name Thomas D. Brisbin
Title Chairman of the Board

[Signature Page to Master Reaffirmation of and Amendment to Collateral Documents]

WILLDAN ENGINEERS AND CONSTRUCTORS

By	/s/ Thomas D. Brisbin
Name Thomas D. Brisbin
Title Chairman of the Board

WILLDAN FINANCIAL SERVICES

By	/s/ Thomas D. Brisbin
Name Thomas D. Brisbin
Title Chairman of the Board

WILLDAN HOMELAND SOLUTIONS

By	/s/ Thomas D. Brisbin
Name Thomas D. Brisbin
Title Chairman of the Board

WILLDAN INFRASTRUCTURE

By	/s/ Thomas D. Brisbin
Name Thomas D. Brisbin
Title Chairman of the Board

WILLDAN LIGHTING & ELECTRIC, INC.

By	/s/ Thomas D. Brisbin
Name Thomas D. Brisbin
Title Chairman of the Board

WILLDAN LIGHTING & ELECTRIC OF CALIFORNIA

By	/s/ Thomas D. Brisbin
Name Thomas D. Brisbin
Title Chairman of the Board

[Signature Page to Master Reaffirmation of and Amendment to Collateral Documents]

WILLDAN LIGHTING & ELECTRIC OF WASHINGTON, INC.

By	/s/ Thomas D. Brisbin
Name Thomas D. Brisbin
Title Chairman of the Board

GENESYS ENGINEERING, P.C.

By	/s/ Stacy McLaughlin
	Name	Stacy McLaughlin
	Title	Treasurer

ABACUS RESOURCE MANAGEMENT COMPANY

By	/s/ Thomas D. Brisbin
	Name	Thomas D. Brisbin
	Title	Chairman of the Board

[Signature Page to Master Reaffirmation of and Amendment to Collateral Documents]

ACKNOWLEDGED AND ACCEPTED as of the date first written above:

BMO HARRIS BANK N.A., as Bank

By:	/s/ Maria Wisniewski
Name: Maria Wisniewski
Title: Director

[Signature Page to Master Reaffirmation of and Amendment to Collateral Documents]

EXHIBIT A

SCHEDULE A

LOCATIONS

COLUMN 1	COLUMN 2	COLUMN 3

NAME OF DEBTOR (AND STATE OF ORGANIZATION AND ORGANIZATIONAL REGISTRATION NUMBER)	CHIEF EXECUTIVE OFFICE (AND NAME OF RECORD OWNER OF SUCH LOCATION)	ADDITIONAL PLACES OF BUSINESS AND COLLATERAL LOCATIONS (AND NAME OF RECORD OWNER OF SUCH LOCATIONS)

Willdan Group, Inc. (DE; 4108121)	2401 E. Katella Avenue Suite 300 Anaheim, CA 92806-5909 (Record Owner: Metroplex Office Investors, LP)

9281 Office Park Circle

Suite 100

Elk Grove, CA 95758-8069

(Record Owner: Jackson II, LLC)

445 North Wells Street

Suite 203

Chicago, IL 60654-4582

(Record Owner: 445 North Wells Limited Partnership)

88 Pine Street, 18th Floor

New York, NY 10005

(Record Owner: QBE Reinsurance Corp)

Electrotec of NY Electrical Inc. (NY; 140310010019)	2401 E. Katella Avenue Suite 300 Anaheim, CA 92806-5909 (Record Owner: Metroplex Office Investors, LP)

Public Agency Resources (CA; 2708221)	2401 E. Katella Avenue Suite 300 Anaheim, CA 92806-5909 (Record Owner: Metroplex Office Investors, LP)

Willdan Energy Solutions (CA; 2565945)	2401 E. Katella Avenue Suite 300 Anaheim, CA 92806-5909 (Record Owner: Metroplex Office Investors, LP)

751 North Vernon Avenue

Azusa, CA 91702

(Record Owner: Robert J. & Yolanda Miller, Trustee of the Miller Family Trust)

6120 Stoneridge Mall Road

Suite 250

Pleasonton, CA 94588

(Record Owner: NPC Holdings, LLC)

3760 Convoy Street

Suite 205

San Diego, CA 92111-9739

(Record Owner: Kearny Mesa Office Center, LLC)

4449 Easton Way, 2nd Floor

Columbus, OH 43219

(Record Owner: Regus Management Group, LLC)

9601 Katy Freeway, Suite 375

Houston, TX 77024

(Record Owner: Briarhollow LLC)

22122 20th Avenue SE

Building H

Suite 162

Bothell, WA 98021-4442

(Record Owner: Teachers Insurance & Annuity Association of America)

Willdan Engineering (CA; 471566)	2401 E. Katella Avenue Suite 300 Anaheim, CA 92806-5909 (Record Owner: Metroplex Office Investors, LP)

1440 East Missouri Ave

Suite C170

Phoenix, AZ 85014-2460

(Record Owner: Plaza Squaw Peak LLC)

1515 S. Sunkist Street

Suite E

Anaheim CA 92806-5909

(Record Owner: RREEF America REIT II Portfolio, L.P.)

2014 Tulare Street

Suite 515

Fresno, CA 93721-2011

(Record Owner: T.W. Patterson Investors)

13191 Crossroads Pkwy North

Suite 405

Industry, CA 91746-3443

(Record Owner: RR&C Development Company and Redlands Joint Venture LLC)

2400 Washington Avenue

Suite 101

Redding, CA 96001-2839

(Record Owner: Northern Valley Catholic Social Service, Inc)

2240 Douglas Boulevard

Suite 270

Roseville, CA 95661

(Record Owner: Lum Yip Kee, Limited)

650 E. Hospitality Lane

Suite 250

San Bernadino, CA 92408-3835

(Record Owner: Rancon Realty Fund V Subsidiary, LLC)

374 Poli Street, Suite 101

Ventura, CA 93001-2605

(Record Owner: Sespe Consulting)

9017 S. Pecos Road

Suite 4430

Henderson, NY 89074

(Record Owner: Pecos I-215 Executive Suites, LLC)

Willdan Engineers and Constructors (CA; 3122393)	2401 E. Katella Avenue Suite 300 Anaheim, CA 92806-5909 (Record Owner: Metroplex Office Investors, LP)

Willdan Financial Services (CA; 1439686)	2401 E. Katella Avenue Suite 300 Anaheim, CA 92806-5909 (Record Owner: Metroplex Office Investors, LP)

1939 Harrison Street

Suite 430

Oakland, CA 94612-3527

(Record Owner: Park Plaza Oakland LP)

27368 Via Industria, Suite 110

Temecula, CA 92590-4856

(Record Owner: LBUBS 2007-C1 Via Industria Limited Partnership)

200 South Orange Ave

Suite 1550

Orlando, FL 32801

(Record Owner: Robert W. BAaird & Co. Incorporated)

3140 Washington Boulevard

Suite 222

Arlington, VA 22201

(Record Owner: Link Locale)

Willdan Homeland Solutions (CA; 2707895)	2401 E. Katella Avenue Suite 300 Anaheim, CA 92806-5909 (Record Owner: Metroplex Office Investors, LP)

Willdan Infrastructure (CA; 3619121)	2401 E. Katella Avenue Suite 300 Anaheim, CA 92806-5909 (Record Owner: Metroplex Office Investors, LP)

Willdan Lighting & Electric, Inc. (DE; 5130259)	2401 E. Katella Avenue Suite 300 Anaheim, CA 92806-5909 (Record Owner: Metroplex Office Investors, LP)

333 South Van Brunt Street

Suite C

Englewood, NJ 07631

(Record Owner: Harco Industries U.S.A., Inc.)

200 Middlesex Essex Turnpike,

Suite 304

Iselin, NJ 08830

(Record Owner: Metro Middlesex Limited Partnership)

Willdan Lighting & Electric of California (CA; 3584997)	2401 E. Katella Avenue Suite 300 Anaheim, CA 92806-5909 (Record Owner: Metroplex Office Investors, LP)

Willdan Lighting & Electric of Washington, Inc. (WA; 603321769)	2401 E. Katella Avenue Suite 300 Anaheim, CA 92806-5909 (Record Owner: Metroplex Office Investors, LP)

Abacus Resource Management Company (WA; 23790942)	12655 SW Center Street Suite 250 Beaverton, Oregon 97005 Owner: American Property Management

Genesys Engineering, P.C. (NY: 3075723)	629 5th Avenue Pelham, New York 10803 (6295th Avenue Realty LLC 3010 Westchester Ave, Ste. 106 Purchase, NY 10577)	38 Maiden Lane Kingston, NY (Historic Properties Preservation, LLC 12401 80 Walnut Street Kingston, NY 12401)

SCHEDULE B

OTHER NAMES

A.                                    PRIOR LEGAL NAMES

Willdan Group, Inc.: Willdan Group of Companies

Willdan Engineer: Arroyo Geotechnical, Willdan Geotechnical, Willdan Resource Solutions

Abacus Resource Management Company: Abacus Energy Services Company

B.                                    TRADE NAMES

None.

SCHEDULE C

INTELLECTUAL PROPERTY RIGHTS

FEDERAL TRADEMARK REGISTRATIONS

DEBTOR	MARKS	REG. NO.	GRANTED

Willdan Group, Inc.	Willdan Group, Inc.	3294052	9/18/2007

Willdan Group, Inc.	WWWW Willdan Group, Inc.	3294051	9/18/2007

Willdan Group, Inc.	The Willdan Group of Companies	3287962	9/4/2007

Willdan Group, Inc.	W	3317457	10/23/2007

Willdan Group, Inc.	W	3867937	10/26/2010

Willdan Group, Inc.	Extending Your Reach	3867936	10/26/2010

Willdan Group, Inc.	Willdan	3867935	10/26/2010

U.S. PATENT NUMBERS

None.

U.S. COPYRIGHT NUMBERS

DEBTOR	UNITED STATES COPYRIGHT NO. / APPLICATION NO.	TITLE OF COPYRIGHT	REG. DATE / FILING DATE

Willdan Financial Services	TXu001321711	Computer File	2006-11-13

Willdan Engineering	TXu001334600	Computer File	2006-11-13

Willdan Group, Inc.	TX0002785608	Text	1990-03-27

Willdan Group, Inc.	TX0001117648	Text	1983-02-16

SCHEDULE D

REAL ESTATE LEGAL DESCRIPTIONS

1.                                      12655 SW Center Street, Suite 250, Beaverton, Oregon 97005 (Lease)

SCHEDULE E

INVESTMENT PROPERTY AND DEPOSITS

A.                                    INVESTMENT PROPERTY

NAME OF DEBTOR	NAME OF SUBSIDIARY ISSUER	TYPE OF ORGANIZATION (E.G., CORPORATION, PARTNERSHIP, LIMITED LIABILITY COMPANY)	JURISDICTION OF ORGANIZATION	NO. OF ISSUED SHARES/UNITS	CERTIFICATE NO. (IF ANY)	PERCENTAGE OF ISSUER’S EQUITY INTERESTS

Willdan Lighting & Electric of California	Electrotec of NY Electrical Inc.	Corporation	New York	1	1	100%

Willdan Group, Inc.	Public Agency Resources	Corporation	California	100	1	100%

Willdan Group, Inc.	Willdan Energy Solutions	Corporation	California	1,000,000	1	100%

Willdan Group, Inc.	Willdan Engineering	Corporation	California	100	121	100%

Willdan Group, Inc.	Willdan Engineers and Constructors	Corporation	California	1	1	100%

Willdan Group, Inc.	Willdan Financial Services	Corporation	California	10,000	11	100%

Willdan Group, Inc.	Willdan Homeland Solutions	Corporation	California	100	1	100%

Willdan Group, Inc.	Willdan Infrastructure	Corporation	California	1	1	100%

Willdan Energy Solutions	Willdan Lighting & Electric, Inc.	Corporation	Delaware	1	1	100%

Willdan Energy Solutions	Willdan Lighting & Electric of California	Corporation	California	100	1	100%

Willdan Energy Solutions	Willdan Lighting & Electric of Washington, Inc.	Corporation	Washington	100	1	100%

B.                                    DEPOSITS

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SCHEDULE F

COMMERCIAL TORT CLAIMS

None.